SECOND AMENDMENT TO 1995 LOAN AGREEMENT

         This Second Amendment to 1995 Loan Agreement is executed on this ____ day of February, 1998 by and between HIBERNIA NATIONAL BANK, a national bank association (hereinafter "BANK") ROYAL SONESTA, INC., a Louisiana corporation (hereinafter "Borrower") and SONESTA INTERNATIONAL HOTELS CORPORATION, a New York corporation (hereinafter "Guarantor").

                                   WITNESSETH

         WHEREAS, Borrower, Bank and Guarantor have entered into a 1995 Loan Agreement effective January 1, 1995, as amended by First Amendment to 1995 Loan Agreement dated as of December 12, 1994, whereunder Bank renewed and extended a revolving line of credit facility in the amount of $5,000,000.00 (the "1995 Agreement"), and

         WHEREAS, Borrower and Guarantor desire to renew and extend the credit to Borrower with the particulars set forth hereinafter;

         NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

         1.   The 1995 Loan Agreement is hereby amended so the Article I.,
              Section 1.2, Definitions shall be amended with respect to the term "Commitment Termination Date" to read as follows:

              "Commitment Termination Date" shall mean December 31, 2000, or any maturity date set forth in the Revolving Credit Note.

         2. The 1995 Loan Agreement is further amended to delete the definition of "Revolving Credit Note" set forth in Section 1.2, and replace it with the following:

              "Revolving Credit Note" shall have the meaning assigned to it in
              Section 2.1 (b) hereof, but shall also include all renewals, modifications, substitutions, and refinancing thereof.

         3. The Loan Agreement is further amended to add the following as a new subsection of Section 6.12:

              (g) Out of Debt Covenant. Borrower shall take such actions as may be needed to ensure that during the term of the Revolving Credit Note, there shall be a period of at least thirty (30) consecutive days during which there are no Revolving Credit Advances outstanding thereunder.

         4. All other terms and conditions of the 1995 Loan Agreement and First Amendment to 1995 Loan Agreement remain in full force and effect.

         IN WITNESS WHEREOF, Bank, Borrower and Guarantor have each caused this amendment to be executed by their respective officers, hereunto duly authorized, on the day, month, and year first written above, such amendment to be effective as of December 31, 1997





WITNESSES:                               ROYAL SONESTA, INC.

/s/ Darleen Washington                       /s/ Boy A.J. Van Riel
_____________________________            BY:__________________________
                                             Boy A.J. van Riel, Vice President
                                             and Treasurer

/s/ Christine Moynihan                   DATE: February 10, 1998
_____________________________                  _______________________





                                         SONESTA INTERNATIONAL HOTELS
                                         CORPORATION

/s/ Darleen Washington                       /s/ Boy A.J. Van Riel
_____________________________            BY:__________________________
                                             Boy A.J. van Riel, Vice President
                                             and Treasurer

/s/ Christine Moynihan                   DATE: February 10, 1998
_____________________________                  _______________________


                                         HIBERNIA NATIONAL BANK

/s/ ?????????????????                        /s/ Christopher B. Pitre
_____________________________            By:__________________________

/s/ ?????????????????                    Date: 2/6/98
_____________________________                  _______________________